UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 31, 2006 (May 31, 2006)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

We issued two press releases on May 31, 2006, one to announce the pricing of our offer to exchange shares of our common stock for each outstanding share of our 4.125% Cumulative Convertible Preferred Stock and the other to announce the pricing of our offer to exchange shares of our common stock for each outstanding share of our 5.00% Cumulative Convertible Preferred Stock (Series 2003). The press releases are attached hereto as exhibits 99.1 and 99.2.

Section 9 – Financial Statements and Exhibits
Item 9.01 Final Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document Description

99.1	Press release dated May 31, 2006 announcing pricing of offer to exchange common stock for 4.125% Cumulative Convertible Preferred Stock

99.2	Press release dated May 31, 2006 announcing pricing of offer to exchange common stock for 5.00% Cumulative Convertible Preferred Stock (Series 2003)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ AUBREY K. MCCLENDON
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date:	May 31, 2006

EXHIBIT INDEX
Exhibit No.	Document Description

99.1	Press release dated May 31, 2006 announcing pricing of offer to exchange common stock for 4.125% Cumulative Convertible Preferred Stock

99.2	Press release dated May 31, 2006 announcing pricing of offer to exchange common stock for 5.00% Cumulative Convertible Preferred Stock (Series 2003)

4